Income Tax (Details) - Schedule of adjustment between the theoretical tax amount and the tax amount - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Schedule of adjustment between the theoretical tax amount and the tax amount [Abstract]
Total comprehensive loss	$ (48,494)	$ (8,353)	$ (15,488)
Statutory tax rate	23.00%	23.00%	23.00%
Theoretical tax benefit	$ (11,154)	$ (1,921)	$ (3,562)
Increase in tax liability due to:
Non-deductible expenses	4,299	75	280
Losses and benefits for tax purposes for which no deferred taxes were recorded	6,855	1,846	3,282
Taxes on income